EXHIBIT 99
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
For:           Avatex Corporation

Contact:       Grady E. Schleier
               Senior Vice President and Chief Financial Officer
               (214) 365-7450



                 AVATEX CORPORATION ANNOUNCES BANKRUPTCY FILING
                   BY PHAR-MOR, INC., ITS 48%-OWNED SUBSIDIARY
                   -------------------------------------------


           Dallas, Texas -- September 24, 2001-- Avatex Corporation (OTCBB:
AVAT) today announced that its 48%-owned subsidiary, Phar-Mor, Inc., filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio, Youngstown Division. Avatex is not a part of the bankruptcy filing.














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